UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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PHH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RISKMETRICS GROUP NOW RECOMMENDS “FOR” ALL OF PHH’s PROPOSALS
PHH Urges Support for PHH’s Nominees and PHH’s Three Other Proposals
Mt. Laurel, NJ, June 5, 2009 — PHH Corporation (NYSE:PHH) (“PHH,” the “Company,” “we,” “our” and “us”) today announced that RiskMetrics Group (formerly ISS) now recommends that PHH stockholders vote "FOR” all of the proposals that PHH will be presenting for a stockholder vote at the 2009 Annual Meeting of Stockholders on June 10, 2009 (the “2009 Annual Meeting”).
At the 2009 Annual Meeting, stockholders will be asked to elect three Class I directors to serve for a three-year term. All three of the leading independent proxy advisory firms, RiskMetrics Group, Glass Lewis & Co. and PROXY Governance, Inc. have recommended that PHH stockholders vote “FOR” the three PHH nominees, A.B. Krongard (PHH’s Board Chairman), Terence W. Edwards (PHH’s President and Chief Executive Officer) and James O. Egan (PHH’s Audit Committee Chair). Pennant has nominated Allen Z. Loren and Gregory J. Parseghian as candidates in opposition to Messrs. Krongard and Edwards. The PHH Board of Directors unanimously recommends that stockholders vote “FOR” all three of PHH’s nominees using the WHITE proxy card.
In addition to electing three Class I Directors to serve for a three-year term (Proposal No. 1) at the 2009 Annual Meeting, PHH stockholders will also be asked to vote on three other proposals (which Pennant is not opposing) — the ratification of the selection of PHH’s independent registered public accounting firm for 2009 (Proposal No. 2); the approval of the PHH Corporation Amended and Restated 2005 Equity and Incentive Plan (the “2005 Plan”) (Proposal No. 3); and an amendment to PHH’s charter to increase the number of authorized shares of capital stock (Proposal No. 4). With respect to Proposal No. 3, PHH has announced that if Proposal No. 3 is approved at the 2009 Annual Meeting, PHH is committed to adopting an amendment to Section 5 of the proposed 2005 Plan promptly following the 2009 Annual Meeting in order to reduce the aggregate number of shares authorized to be issued under the 2005 Plan by 1,000,000 shares.
Earlier today, RiskMetrics issued a revision to its original report and now recommends a vote “FOR” all of PHH’s proposals and PHH’s director nominees. PROXY Governance has also recommended a vote “FOR” all of PHH’s proposals and PHH’s director nominees. Glass Lewis has recommended a vote “FOR” Proposals 2 and 3 and PHH’s director nominees. The PHH Board of Directors unanimously recommends that stockholders vote “FOR” all of PHH’s proposals and PHH’s director nominees using the WHITE card.
Following the issuance of RiskMetrics’ updated recommendations regarding Proposals 3 and 4, Mr. A.B. Krongard, PHH’s Non-Executive Chairman of the Board, made the following statement on behalf of the PHH’s Board of Directors:
“PHH welcomes RiskMetrics’ revised recommendations that our stockholders vote for all of PHH’s proposals. The Board considers these Proposals important for PHH to have the flexibility to offer competitive equity-based compensation and issue shares of capital stock in connection with a variety of business purposes, as outlined in our proxy statement, if and when needed. The PHH Board of Directors unanimously urges stockholders to follow the voting recommendations of RiskMetrics and PROXY Governance by voting not only for all three of PHH’s nominees in Proposal No. 1, but also by voting for all of the other PHH proposals to be submitted at the 2009 Annual Meeting, using the white proxy card or voting instruction form. The PHH Board also unanimously recommends that stockholders discard any materials received from Pennant.”
Although the 2009 Annual Meeting is only a few days away, any stockholders that have not voted “FOR” PHH’s nominees and “FOR” PHH’s other proposals still have time to vote, or to revoke a previously-executed proxy, by following the procedures described below.
PHH urges all of its stockholders to vote the WHITE card “FOR” all of its proposals.
Vote TODAY. Your vote matters!

HOW TO VOTE BEFORE THE MEETING ON JUNE 10, 2009:
If your shares are registered in your own name, please sign, date and mail the WHITE proxy card to Georgeson Inc. in the self addressed, stamped envelope previously provided. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you must provide instructions to that entity so that your votes will be cast. Please sign, date and mail the WHITE vote instruction form previously provided by your bank, broker or other nominee and return it using the self-addressed, postage-paid envelope provided.
YOU MAY ALSO CAST YOUR VOTE USING YOUR TOUCH TONE PHONE OR VIA THE INTERNET BY
FOLLOWING THE INSTRUCTIONS ON YOUR WHITE PROXY CARD OR VOTE INSTRUCTION FORM
After voting the WHITE proxy card, do not sign or return any proxy card sent to you by Pennant Capital Management, LLC. Remember — only your latest dated proxy will determine how your shares are to be voted at the meeting.
If you have voted a gold proxy card sent by Pennant, you can change your vote by sending a later-dated WHITE proxy card or vote instruction form or by providing later-dated instructions by phone or internet
If you have any questions or need assistance in voting your shares, please contact our proxy solicitor.

199 Water Street, 26th Floor
New York, NY 10038
Banks and Brokers (212) 440-9800
Stockholders Call Toll Free (877) 278-9668
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage Corporation, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the company and its subsidiaries, please visit our website at www.phh.com.
1. Inside Mortgage Finance, Copyright 2009
Important Additional Information
PHH Corporation, on May 7, 2009, filed a proxy statement in connection with its 2009 Annual Meeting of Stockholders and advises its stockholders to read that proxy statement because it contains important information. Stockholders can obtain a free copy of that proxy statement and other documents (when available) that PHH files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents are also available free of charge by directing a request to PHH Corporation, Attn: Investor Relations, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 or visiting PHH’s website at www.phh.com under the “Investor Relations” tab.
PHH, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from PHH stockholders in connection with the 2009 Annual Meeting of Stockholders. Information regarding the names, affiliations and interests of such individuals is contained PHH’s proxy statement referred to in the preceding paragraph.
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Contact Information:
Investors: Nancy R. Kyle, 856-917-4268